May 24, 2005

Mr. Michael Phalen

Chief Financial Officer

Krispy Kreme Doughnuts, Inc.

370 Knollwood Street, Suite 500

Winston-Salem, NC 27103

Re:	Services Agreement dated January 18, 2005, Amendment to Services Agreement dated

March 31, 2005, and Letter Agreements dated March 10, 2005 and April 20, 2005,

Dear Mr. Phalen:

We regret that we must request a further extension to the deadline to negotiate a “Success Fee” (as that term is defined in the Services Agreement) through and including June 30, 2005.

Unfortunately, because we were immersed in the financing and operational restructuring efforts, we were unable to negotiate the Success Fee within the earlier timeframe. We appreciate your indulgence and apologize for any inconvenience.

Please sign and return a copy of this letter to confirm your agreement to this further extension.

Very truly yours, /s/ Elizabeth S. Kardos General Counsel for Kroll Zolfo Cooper LLC

Agreed:

By: /s/ James H. Morgan

__________________________

Krispy Kreme Doughnuts, Inc.

By: /s/ Stephen F. Cooper

____________________________

Stephen F. Cooper

By: /s/ Steven G. Panagos

____________________________

Steven G. Panagos